2nd Quarter 2024 Earnings Call August 6, 2024

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2024. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) global economic instability and potential supply chain disruption caused by Russia’s invasion of Ukraine and resulting sanctions, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP income (loss) before income taxes, the closest comparable GAAP measures to Adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict without unreasonable efforts the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating Adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Orthofix Constant Currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is commonly used by management to analyze net sales excluding the impact of changes in foreign currency rates. The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company’s press release issued and Current Report on Form 8-K filed on August 6, 2024. Spine fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings. 12% Q2 2024 U.S. Spine Fixation(3) YoY Growth Driven by distribution expansion and penetration in existing accounts $198.6M Q2 2024 Revenue 6% Growth YoY as reported 6% Growth YoY constant currency(1) 71.3% Q2 2024 Non-GAAP Adjusted Gross Margin(2) Compared to 71.6% for Q2 2023 $16.6M Q2 2024 Non-GAAP Adjusted EBITDA 310 bps Growth YoY(2) $28.9M Cash & Cash Equivalents, 6/30/2024 Includes $2.5M in restricted cash 12% Q2 2024 Bone Growth Therapies YoY Growth 6th consecutive quarter of double-digit growth Q2 2024 Financial Highlights Massimo Calafiore President & Chief Executive Officer We delivered another strong quarter driven by successful execution of our key growth priorities. Based on continued positive momentum, the strength of our differentiated and expanding product portfolio, which continues to win share, and our confidence in sustainable growth trends, we are raising our full-year net sales and adjusted EBITDA guidance. We also are on track to achieve positive free cash flow for the second half of this year, much earlier than we originally anticipated. ©2024 Orthofix Medical Inc. All rights reserved | 3

New Hire (starts mid-August) President, Global Orthopedics Seasoned Executive Leadership Team 250+ years in spine/orthopedics Jason Shallenberger President, Bone Growth Therapies Julie Andrews Chief Financial Officer Beau Standish, PhD, PEng Chief Enabling Technologies Officer Aviva McPherron President, Global Operations and Quality Massimo Calafiore President and Chief Executive Officer Lucas Vitale Chief People and Business Operations Officer Julie Dewey Chief Investor Relations & Communications Officer Max Reinhardt President, Global Spine Jill Mason Chief Compliance and Risk Officer, Deputy General Counsel, and Assistant Corporate Secretary Andrés Cedrón Chief Legal Officer

Q2 2024 Key Messages Strong fundamentals with compelling growth opportunity and value proposition across diverse portfolio More focused commercial strategy with innovation in spine complemented by successful cross-selling New leadership team well positioned to implement strategic vision and achieve sustainable, profitable growth across portfolio Net sales and adjusted EBITDA guidance raised to reflect confidence in sustainable growth trends and commercial strategy and execution Solid operational execution; on track to reach profitability objectives, including positive free cash flow for second half of 2024, much earlier than originally anticipated ©2024 Orthofix Medical Inc. All rights reserved | 5

Q2 2024 Results Summary Q2 Total Net Sales: $198.6M; 6% YoY constant currency growth Q2 Non-GAAP Adjusted EBITDA: $16.6M; 8% of sales vs $9.9M in 2Q23; 5% of sales Q2 Non-GAAP Adjusted Gross Margin: 71.3% vs  71.6% in 2Q23  Q2 Non-GAAP Sales & Marketing: $98.9M; 50% of sales vs $96.8M in 2Q23; 52% of sales Q2 Non-GAAP Research & Development: $17.7M; 9% of sales vs $16.9M in 2Q23; 9% of sales Second Quarter 2024 Results Summary (in millions)           Q2 2024   Q2 2023   Constant Currency Change Bone Growth Therapies $ 59.1 $ 52.7 12.3% Spinal Implants, Biologics, and Enabling Technologies 108.9 105.3 3.4% Global Spine 168.0 158.0 6.4% Global Orthopedics 30.6 29.0 6.3% Total Net Sales $ 198.6 $ 187.0 6.4% Non-GAAP Adjusted Gross Margins 71.3% 71.6% (0.4)% Non-GAAP Adjusted EBITDA $ 16.6   $ 9.9   67.7%

Notable growth across each business segment Q2 Total Revenues $198.6M +6% YoY* * YoY Growth (Decline) on Constant Currency basis Led primarily by strength in U.S. markets Bone Growth Therapies $59.1M +12% Global Orthopedics $30.6M +6%* Global Spinal Implants, Biologics, & Enabling Technologies $108.9M +3%* International Spinal Implants, Biologics & Enabling Technologies  $8.8M (17%)* U.S. Spinal Implants, Biologics & Enabling Technologies  $100.1M +6% 92% 8%

Q2 2024 Business Segment Highlights

SPINE

- U.S. Spine Fixation grew 12% - more than 2x the market rate
- Initiated limited market release of Reef® L Lateral Lumbar Interbody



- Initiated limited market release of WaveForm® A Interbody, a new addition to Meridian® ALIF portfolio



BONE GROWTH THERAPIES

- Sixth consecutive quarter of double-digit net sales increases in both spine and fracture channels
- Positive 12-month post-market data for patients treated with CervicalStim™ device published in Clinical Spine Surgery



ORTHOPEDICS

- Global Orthopedics grew 6% on constant currency basis; U.S. Orthopedics grew 7%
- 510(k) clearance for Fitbone™ Trochanteric Nail and Fitbone™ Transport and Lengthening System – both in limited market release, full launch expected in Q2 2025



©2024 Orthofix Medical Inc. All rights reserved | 8

ORTHOFIX®

Synergistic product platforms lay foundation for sustainable, profitable growth

$7B of Focused, High-Growth Market Segments* | 6% CAGR


Synergistic
Product
Platform

Spinal Implants

Motion Preservation

Spinal Fixation

Orthopedics

Limb Reconstruction

Deformity Correction

Biologics

Cellular Allograft

Demineralized Bone Matrices

Synthetic Bone Grafts

Bone Growth Therapies

Bone Growth Stimulation

Non-Surgical Alternative

Regenerative Technology

Enabling Technologies

Machine-vision 7D FLASH™ Navigation

SmartTRAK® 2022 – 2026 U.S. Estimates

*Focused growth segments include Enabling Technologies, Motion Preservation, Interbody, DBM, LLIF/OLIF, MIS and Long Bone Stimulation

©2024 Orthofix Medical Inc. All rights reserved | 9

ORTHOFIX®

Servicing the full continuum of surgical care Enabling Technologies FLASH™ Navigation with 7D Technology World’s First Machine-Vision image-guided surgical system, registering spinal anatomy in mere seconds without the need for intraoperative radiation Scan QR Code to see simplicity of FLASH Navigation in action ©2024 Orthofix Medical Inc. All rights reserved | 10

Fastest 3D reconstruction in under 30 seconds Flash Fix enables automatic re-registration in seconds Cuts Registration Time Based off preoperative CT or MRI, no intraoperative radiation is required, eliminating exposure to surgeons, staff and patients Eliminates Radiation Quickly register segmentally regardless of patient position or movement Improves Accuracy & Outcomes Cost-effective, surgeon-controlled, sterile system Optimized workflow with no line-of-sight challenges Reduces Costs, Increases Efficiency D0007416A ©2024 Orthofix Medical Inc. All rights reserved | 11 7D FLASH™ Navigation is revolutionizing spinal navigation

98.8% accurate with no pedicle breach1* No neurovascular injuries or return to theatre for screw repositioning1-5* 63.6 minutes saved per case2* faster than intraoperative CT-based systems3* 97.8% reduction in intraoperative radiation during adult degenerative spinal fusions1* 0 3704 81 FLASH NAVIGATION 3D NAVIGATION 4000 2000 3000 1000 258 41 FLASH NAVIGATION MATCHED-POINT BASED SYSTEM 0 800 400 600 200 794 INTRAOPERATIVE CT BASED SYSTEM 61.0% reduction in intraoperative radiation during complex pediatric deformity spinal fusions2* 0 127 52 FLASH NAVIGATION 150 100 50 2D FLUOROSCOPY 94.8% (1) Malham GM, Munday NR. Comparison of novel machine vision spinal image guidance system with existing 3D fluoroscopy-based navigation system: a randomized prospective study. Spine J. 2022;22(4):561-569. doi:10.1016/j.spinee.2021.10.002 (2) Comstock CP, Wait E. Novel Machine Vision Image Guidance System Significantly Reduces Procedural Time and Radiation Exposure Compared With 2-dimensional Fluoroscopy-based Guidance in Pediatric Deformity Surgery. J Pediatr Orthop. 2023;43(5):e331-e336. doi:10.1097/BPO.0000000000002377 (3) Jakubovic R, Guha D, Gupta S, et al. High Speed, High Density Intraoperative 3D Optical Topographical Imaging with Efficient Registration to MRI and CT for Craniospinal Surgical Navigation. Sci Rep. 2018;8(1):14894. Published 2018 Oct 5. doi:10.1038/s41598-018-32424-z (4) Lim KBL, Yeo ISX, Ng SWL, Pan WJ, Lee NKL. The machine-vision image guided surgery system reduces fluoroscopy time, ionizing radiation and intraoperative blood loss in posterior spinal fusion for scoliosis [published correction appears in Eur Spine J. 2023 Oct;32(10):3694. doi: 10.1007/s00586-023-07869-0]. Eur Spine J. 2023;32(11):3987-3995. doi:10.1007/s00586-023-07848-5 (5) Dorilio J, Utah N, Dowe C, et al. Comparing the Efficacy of Radiation Free Machine-Vision Image-Guided Surgery With Traditional 2-Dimensional Fluoroscopy: A Randomized, Single-Center Study. HSS J. 2021;17(3):274-280. doi:10.1177/15563316211029837 * Not a 7D sponsored clinical study Radiation dose (cGycm2) DAP (Gy-cm2) Time (seconds) Average Setup and Registration Time3* ©2024 Orthofix Medical Inc. All rights reserved | 12 Meaningful advantages with FLASH™ 7D technology

Key Priorities for 2024 Profitable Growth Synergistic and Balanced Product Platforms Strategic Innovation Sustainable, differentiated growth engine – avoid “growth at all cost” Efficient working capital management – specifically inventory and instrument utilization and DSO efficiency Adjusted EBITDA expansion and improved cash flow – now expect to be free cash flow positive for 2H of 2024 Leverage technologies and sales channels across complementary product segments Diversified portfolio with complementary multifunctional applications Continuum of musculoskeletal care integrated by enabling technologies Focus on continuous innovation to drive growth and capture market share Resources deployed to high-value businesses Extension of existing product pipeline ©2024 Orthofix Medical Inc. All rights reserved | 13

2024 Increased Full-Year Financial Guidance* $795M - $800M Revenue (Was $790M - $795M) $64M - $69M Adjusted EBITDA (Was $62M - $67M) Revenue range above represents 6.7% to 7.4% year-over-year constant currency growth Guidance information is as of August 6, 2024, based on guidance provided by Orthofix leadership on that date. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect any confirmation or update of, that guidance by Orthofix leadership as of any date other than August 6, 2024. * As of the Company’s Q2 2024 Earnings Call hosted on August 6, 2024 Free cash flow positive for 2nd Half of 2024 ©2024 Orthofix Medical Inc. All rights reserved | 14

www.Orthofix.com NASDAQ: OFIX For additional information, please contact: Julie Dewey, IRC Chief IR & Communications Officer juliedewey@orthofix.com 209-613-6945 ©2024 Orthofix Medical Inc. All rights reserved | 15

Appendix ©2024 Orthofix Medical Inc. All rights reserved | 16

Condensed Consolidated Balance Sheets

Condensed Consolidated Statements of Operations

Net Sales by Major Product Category by Reporting Segment

Non-GAAP Financial Measures On the Company’s Q2 2024 earnings call held on August 6, 2024, Orthofix management presented Adjusted EBITDA and Adjusted Gross Margin, both of which are non-GAAP financial measures, for the 2nd quarter of 2024. These tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude items specified in the tables. The GAAP measures shown in the tables represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding the press release filed on August 6, 2024 with the SEC and available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.